UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — December 16, 2003

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

North Carolina

(State of Incorporation)

l3-2607329

(I.R.S. Employer Identification Number)

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

		Page

Item 5.	Other Events and Regulation FD Disclosure	1

	Signature	3

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The following is being filed under Item 5 Other Events and Regulation FD Disclosure.

On December 15, 2003 Rayonier Inc. issued the following press release:

Rayonier Announces Results of Special Dividend Election

JACKSONVILLE, Fla., December 15, 2003 – Rayonier (NYSE:RYN) announced today the results of shareholder elections relating to a special dividend payable in connection with the company’s conversion to a real estate investment trust (REIT) effective January 1, 2004. Shareholders had until December 11, 2003, to elect whether they wished to receive the special dividend in cash, stock or a combination thereof. The sum total of cash to be distributed was limited to 20 percent of the total value of the dividend.

Based on shareholder elections, the special dividend, payable December 19, 2003, to shareholders of record on November 14, 2003, will consist of approximately 6.36 million common shares, resulting in a total of 48.86 million shares outstanding (a 15 percent increase), and $61 million in cash (excluding cash in lieu of fractional shares). The cash component was based on a conversion price of $38.32 per share.

Rayonier said it remains on track for its scheduled January 1 REIT conversion. The company previously indicated that it expects its 2004 annual dividend as a REIT to be approximately $110 million.

Rayonier has more than 2 million acres of timber and land in the U.S. and New Zealand and is the world’s premier supplier of high performance specialty cellulose fibers. Approximately 40 percent of Rayonier’s sales are outside the U.S. to customers in more than 50 countries.

Except for historical information, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Rayonier’s intentions to elect REIT status and the expected level of the company’s 2004 dividend. Any delay or limitation in the company’s ability to achieve REIT status for 2004 could cause actual results to differ materially from those expressed in the forward-looking statements, as could other risks and uncertainties that could adversely impact the company’s operations and therefore its ability to realize the expected benefits of REIT status, such as changes in global market trends and world events; interest rate and currency movements; fluctuations in demand for cellulose specialties, absorbent materials, timber and wood products; adverse weather conditions; changes in production costs for performance fibers and wood products, particularly for raw materials such as wood, energy and chemicals; and implementation or revision of governmental policies and regulations affecting the environment, import and export controls and taxes, including tax laws affecting REITs. For additional factors that could impact future results, please see Rayonier’s most recent Form 10-K on file with the Securities and Exchange Commission.

For more information, visit the company’s web site at www.rayonier.com. Complimentary copies of Rayonier press releases and other financial documents are also available by mail or fax by calling 1-800-RYN-7611.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT

Hans E. Vanden Noort Vice President and Corporate Controller

December 16, 2003

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